UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23709

Monachil Credit Income Fund

(Exact name of registrant as specified in charter)

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Address of principal executive offices) (Zip code)

Joseph McNeila

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Name and address of agent for service)

With Copies to:

David Baum	Martin H. Dozier
Alston & Bird LLP	Alston & Bird LLP
The Atlantic Building	One Atlantic Center
950 F Street NW	1201 West Peachtree Street
Washington, D.C. 20004	Atlanta, GA 30309
Tel: (202) 239-3300	Tel: (404) 881-7000
Fax: (202) 239-3333	Fax: (404) 881-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Monachil Credit Income Fund
Consolidated Financial Statements
For the Period December 5, 2022 Through December 31, 2022

Monachil Credit Income Fund

For the Period December 5, 2022 Through December 31, 2022

Monachil Credit Income Fund
Letter to Shareholders
February 27, 2023
Dear Fellow Shareholders,
We are pleased to present the Annual Report for the Monachil Credit Income Fund (the “Fund”), for the year ending December 31, 2022. We are also proud to report that the Fund launched on December 5, 2022, at which time the “predecessor fund” was merged into the Fund providing it with two inaugural investments.
Investment Philosophy and Process
The Fund’s investment objective is to provide investors with attractive risk adjusted returns with relatively low correlation to public equity and fixed income markets while also providing current income. Under normal market conditions, it is anticipated that a majority of the Fund’s investments would derive from bespoke transactions and, thus, will not be invested in instruments that are included in major fixed income indices. These investments may be tied to assets classes that include but are not limited to securitizations backed by specialty finance, consumer credit, lease/trade receivables, and individualized lending agreements. Generally, due to either their limited size or liquidity, these instruments are unlikely to be broadly traded or included in more liquid index products. The Fund will invest, under normal market conditions, a minimum of 80% of its assets in “credit and credit-related investments.”
Investment Results
Our first year of operations consists of a twenty-six-day period beginning on December 5 and ending December 31, 2022. During that period, the Fund returned 0.91%. This compares to a 0.30% return for the Morningstar LSTA Leveraged Loan Index. We believe our performance continues to be positively impacted by maintaining a defensive position, notably by structuring our deals to avoid “first loss” exposure to our underlying positions. Furthermore, the Fund currently does not have exposure to some of the more challenged sectors of consumer credit. Depending on the changing opportunity set going forward, however, this may change as market movements create opportunities in those sectors.
Investment Environment
Economic and market volatility along with elevated levels of inflation were consistent themes in 2022. The recent continued signs of economic deceleration and negative real-wage growth meant that December was no exception. Notably, the US Manufacturing Purchasing Manager’s Index (PMI), the ISM Manufacturing Index and the ISM Services Index all declined while also falling short of market expectations. This trend was compounded with December Non-Farm Payroll data revealing average hourly wages increasing only 4.6% year over year, while CPI adjusted real average weekly earnings declined 3.1% indicating a prolonged period of negative wage growth which will likely serve as a harbinger for slower, perhaps negative, economic growth over the next few months.

Furthermore, we believe current market volatility will be exacerbated by a deteriorating fiscal picture for the US government. This will likely drive an increased supply of Government Bonds issued in order to fund this deterioration, accompanied by the Federal Reserve’s unwillingness to purchase those bonds as it actively works to shrink its balance sheet. The likely result will be a need for private balance sheets to hold higher amounts of government debt and, therefore, demand higher premiums. The implication of this will be an adjustment in the value tradeoff between equity and debt with relatively more value being transferred to fixed debt investors.
Summary
We believe one of the implications of this current climate will be that weaker investor positions in various parts of the consumer finance markets will either exit or face significant challenges, thus driving credit spreads wider and potentially creating increasingly interesting entry points. We further believe that, within this environment, our investment process, and our willingness to be opportunistic will allow us to provide attractive risk-adjusted returns to our shareholders.

Monachil Credit Income Fund
PERFORMANCE SUMMARY
December 31, 2022

Comparison of a Hypothetical $1,000,000 Investment
in the Monachil Credit Income Fund and the Morningstar LSTA Leverage Loans Index
For the Period December 5, 2022 through December 31, 2022
Cumulative Return as of 12/31/22 Since the Fund’s Inception on December 5, 2022
Monachil Credit Income Fund	0.91%
Morningstar LSTA Leverage Loans Index	0.30%
Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Fund plot points and total returns are based on net change in net asset value (“NAV”), assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
The Morningstar LSTA Leverage Loans Index is designed to measure the performance of the global senior loan market. The fixed-weight index is 75% weighted in the Morningstar LSTA Leveraged Loan Index and 25% weighted in the Morningstar European Leveraged Loan Index. The index is unmanaged and it is not available for investment.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and
Shareholders of Monachil Credit Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Monachil Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2022, consolidated statement of operations, the consolidated statement of changes in net assets, consolidated statement of cash flows and consolidated financial highlights for the period of December 5, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the (“consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Monachil Credit Income Fund as of December 31, 2022, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period of December 5, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2022.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania March 1, 2023

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2022

Principal Amount1		Value
	FIXED INCOME SECURITIES – 78.94%
	LUXEMBOURG – 63.22%
$8,700,000	AAFS Securitisation SA 15.00%, 9/26/25	$9,126,525
	RECEIVABLE CLAIMS PORTFOLIO – 15.72%
10,091	Pool of Trade Receivables Purchase Deed No. 43 1/27/2023	8,046
195,858	Pool of Trade Receivables Purchase Deed No. 44 2/3/2023	156,168
14,031	Pool of Trade Receivables Purchase Deed No. 45 2/7/2023	11,188
73,537	Pool of Trade Receivables Purchase Deed No. 46 2/14/2023	58,635
78,637	Pool of Trade Receivables Purchase Deed No. 47 2/16/2023	62,701
72,326	Pool of Trade Receivables Purchase Deed No. 48 2/23/2023	53,858
346,629	Pool of Trade Receivables Purchase Deed No. 49 2/28/2023	276,386
9,941	Pool of Trade Receivables Purchase Deed No. 50 2/2/2023	7,920
81,886	Pool of Trade Receivables Purchase Deed No. 51 3/8/2023	64,614
80,212	Pool of Trade Receivables Purchase Deed No. 52 3/10/2023	63,953
178,265	Pool of Trade Receivables Purchase Deed No. 53 3/16/2023	137,521
177,622	Pool of Trade Receivables Purchase Deed No. 54 3/2/2023	131,662
123,415	Pool of Trade Receivables Purchase Deed No. 55 3/2/2023	98,136
322,255	Pool of Trade Receivables Purchase Deed No. 56 3/5/2023	248,057
71,523	Pool of Trade Receivables Purchase Deed No. 57 2/19/2023	55,138
319,810	Pool of Trade Receivables Purchase Deed No. 58 3/12/2023	254,993
106,700	Pool of Trade Receivables Purchase Deed No. 59 3/12/2023	81,747
333,167	Pool of Trade Receivables Purchase Deed No. 60 3/19/2023	250,532
105,150	Pool of Trade Receivables Purchase Deed No. 61 2/20/2023	83,837

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2022

Principal Amount1		Value
	RECEIVABLE CLAIMS PORTFOLIO (Continued)
104,103	Pool of Trade Receivables Purchase Deed No. 62 3/20/2023	$83,003
102,372	Pool of Trade Receivables Purchase Deed No. 63 3/27/2023	81,623
		2,269,717
	TOTAL FIXED INCOME SECURITIES (Cost $12,707,824)	11,396,242
	U.S. GOVERNMENT – 16.53%
	U.S. TREASURY BILL – 16.53%
1,000,000	0.00%, 1/12/2023	999,132
500,000	0.00%, 2/9/2023	498,006
500,000	0.00%, 2/23/2023	496,991
400,000	0.00%, 6/15/2023	391,936
	TOTAL U.S. GOVERNMENT (Cost $2,389,316)	2,386,065
	TOTAL INVESTMENTS – 95.47% (Cost $15,097,140)	13,782,307
	Other Assets in Excess of Liabilities – 4.53%2	653,253
	TOTAL MEMBER’S EQUITY – 100.00%	$14,435,560

1 Local Currency
2 Includes Cash, Cash equivalents, Unrealized depreciation on forward foreign currency exchange contracts, Dividends and interest, and Total liabilities.
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2022

FORWARD FOREIGN CURRENCY CONTRACTS
Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Euro	Alpha FX	EUR per USD	February 9, 2023	(1,400,000)	$(1,493,240)	$(1,502,863)	$(9,623)
Euro	Alpha FX	EUR per USD	February 9, 2023	(656,291)	(700,000)	(704,511)	(4,511)
Euro	Alpha FX	EUR per USD	February 9, 2023	(1,200,000)	(1,279,920)	(1,288,168)	(8,248)
Euro	Alpha FX	EUR per USD	February 9, 2023	(7,380,000)	(7,871,508)	(7,922,233)	(50,725)
Euro	Alpha FX	EUR per USD	February 17, 2023	(100,000)	(106,660)	(107,407)	(747)
Euro	Alpha FX	EUR per USD	February 17, 2023	(200,000)	(213,320)	(214,814)	(1,494)
					$(11,664,648)	$(11,739,995)	$(75,347)
EUR – Euro
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2022

Assets:
Investments, at value (cost $15,097,140)	$13,782,3071
Foreign currency, at value (cost $319,423)	322,991
Cash	353,223
Cash deposited with broker	182,276
Receivables:
Dividends and interest	126,617
Prepaid organization and offering costs	313,597
Total assets	15,081,011
Liabilities:
Payables:
Unrealized depreciation on forward foreign currency exchange contracts	75,347
Payable to counterparty	194,810
Advisory fees	14,339
Deferred offering costs	166,998
Incentive fees payable	21,880
Chief Compliance Officer fees	2,137
Trustees’ fees and expenses	9,000
Reserve held for pool of trade receivables	76,023
Accrued other expenses	84,917
Total liabilities	645,451
Net Assets	$14,435,560

1 Includes a payable of $452,295 of receivable claim portfolios due to a pool of trade receivables.
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of December 31, 2022

Components of Net Assets:
Paid-in capital	$14,353,793
Total distributable earnings (deficit)	81,767
Net Assets	$14,435,560
Maximum Offering Price per Share:
Class I Shares
Shares Outstanding
Net assets applicable to shares outstanding	$14,435,560
Shares of common stock issued and outstanding	1,441,257
Net asset value per share	$10.02
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period December 5, 2022* Through December 31, 2022

Investment Income:
Interest	$142,488
Total investment income	142,488
Expenses:
Offering costs	135,372
Incentive fees	21,880
Advisory fees	14,339
Shareholder reporting fees	13,479
Legal fees	11,479
Trustees’ fees and expenses	9,000
Fund administration fees	4,701
Custody fees	4,389
Auditing fees	3,000
Transfer agent fees and expenses	2,173
Chief Compliance Officer fees	2,137
Fund accounting fees	1,581
SEC fees	1,543
Total expenses, before waivers	225,073
Less: Advisory fees waived	(14,339)
Other expenses absorbed	(168,778)
Net Expenses	41,956
Net investment income (loss)	100,532
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	38,006
Foreign currency transactions	(94,916)
Net realized gain (loss)	(56,910)
Net change in unrealized appreciation/depreciation on:
Investments	351,025
Forward contracts	(75,347)
Foreign currency translations	(193,911)
Net change in unrealized appreciation/depreciation	81,767
Net realized and unrealized gain (loss) on investments	24,857
Net increase (decrease) in net assets resulting from operations	$125,389

* Commencement of Operations
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period December 5, 2022* Through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$100,532
Net realized gain (loss) on investments	(56,910)
Net change in unrealized appreciation/depreciation on investments	81,767
Net increase (decrease) in net assets resulting from operations	125,389
Distributions to Shareholders:
Distributions
Class I	(102,401)
Total distributions to shareholders	(102,401)
Capital Transactions:
Sale of Shares
Class I	101,000
Capital issued in connection with reorganization of private fund (Note 1)
Class I	14,311,572
Reinvested Distributions
Class I	—
Shares Repurchased
Class I	—
Net increase (decrease) in net assets from capital transactions	14,412,572
Total increase (decrease) in net assets	14,435,560
Net Assets:
Beginning of period	—
End of period	$14,435,560
Capital Share Transactions:
Sale of Shares
Class I	1,441,257
Net increase in capital share transactions	1,441,257

* Commencement of Operations
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period December 5, 2022* Through December 31, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$125,389
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Sales of short-term investments, net	733,242
Increase in foreign currency	(182,703)
Cash transfered from Wolf River INV, LLC ( See Note 1)	72,745
Decrease in dividends and interest receivable	51,148
Decrease in due from Advisor	57,258
Increase in prepaid organization and offering costs	(313,597)
Increase in payable to counterparty	194,810
Decrease in advisory fees	(118,051)
Increase in deferred offering costs	166,998
Increase in incentive fees payable	21,880
Increase in Chief Compliance Officer fees	2,137
Increase in Trustees’ fees & expenses	9,000
Decrease in reserve held for pool of trade receivables	(43,212)
Increase in accrued expenses	69,500
Net realized gain (loss)	(38,006)
Net change in unrealized appreciation/depreciation	(271,638)
Net cash provided by (used for) operating activities	536,900
Cash flows provided by (used for) financing activities:
Proceeds from sales of shares	101,000
Cost of shares redeemed	—
Dividends paid to shareholders, net of reinvestments	(102,401)
Net cash provided by (used for) financing activities	(1,401)
Net increase (decrease) in cash	535,499
Cash:
Beginning of period	—
End of period	$535,499
End of Period Cash Balances:
Cash	353,223
Cash deposited with broker for securities sold short	182,276
End of Period	$535,499

* Commencement of Operations
Supplemental disclosure of cash flow information and non-cash activities
Capital issued in connection with reorganization of private fund (Note 1)	14,311,572
Non-cash financing activities not included herein consist of $0 of reinvested dividends.
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
For the Period December 5, 2022* through December 31, 2022
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment gain	0.07
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.09
Less Distributions:
From return of capital	(0.07)
From net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$10.02
Total return	0.91%1
Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$14,436
Gross investment income (loss) to average net assets	(7.73)%2
Net investment income (loss) to average net assets	9.41%2
Ratio of gross expenses to average net assets	21.06%2
Ratio of net expenses to average net asets	3.93%2
Portfolio turnover rate	0%1

* Commencement of operations.
1 Not annualized.
2 Annualized.
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements
December 31, 2022

Note 1 — Organization
Monachil Credit Income Fund (“Fund”) was organized as a Delaware statutory trust on June 3, 2021 and operates under an Amended and Restated Agreement and Declaration of Trust dated July 13, 2022 (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3.
The Fund commenced operations on December 5, 2022. Simultaneous with the commencement of the Fund’s operations, the Wolf River INV LLC (the “Predecessor Fund”), a Delaware limited liability company, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund in exchange for 1,431,157 Class I shares valued at $14,311,572. The Predecessor Fund had substantially the same investment objective and strategies as those of the Fund. The Fund and the Predecessor Fund share the same investment manager and portfolio managers. The Agreement and Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on June 8, 2022. The reorganization was accomplished at the close of business on December 2, 2022.
Cash, interest receivable and securities of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.
The Fund intends to operate as an interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset Value(“NAV”).
Monachil Capital Partners LP serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
The Fund’s primary investment objective is to provide investors with current income and attractive risk adjusted returns with relatively low correlation to the public equity and fixed income markets. The Fund commenced investment operations on December 5, 2022.
The Fund has registered two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Only Class I Shares have been offered as of December 31, 2022.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.
A trustee and officer of the Trust owns approximately 83% of the outstanding Class I shares of the Fund, as of December 31, 2022.
(a) Consolidation of Subsidiary
The Fund may seek to provide exposure to certain securities that are not freely tradeable in the U.S., such as Regulation S securities, as well as certain other securities that can only be purchased or held by a non-U.S. person or where it may be advantageous for the asset to be held by a non-U.S. person (“other restricted non-U.S. securities”) by investing through Wolf River Cayman, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund, which will invest in Regulation S securities and other restricted non-U.S. securities. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the Securities Act of 1933, as amended. Offerings of Regulation S securities may be conducted outside of

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Investment Manager and has the same investment objective as the Fund. The Subsidiary may also hold cash and invest in other instruments, including fixed-income investments, that are not Regulation S securities or other restricted non-U.S. securities, either as investments or to serve as margin or collateral for the Subsidiary’s Regulation S or other restricted non-U.S securities positions.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
Pursuant to Rule 2a-5, the Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) to perform the fair value determinations relating to all the Fund’s investments. The Investment Manager may carry out its designated responsibilities as valuation designee through a committee. The Fund values its investments in accordance with valuation procedures of the Fund and the Investment Manager. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Investment Manager in good faith, taking into consideration all available information and other factors that the Investment Manager deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value, the Investment Manager, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Investment Manager generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Investment Manager may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Other Fixed income securities may be valued by an outside pricing service overseen by the Investment Manager. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

representative of the fair value of such investment, fair value will be determined in good faith by the Investment Manager, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Investment Manager will make a determination in good faith of the fair value of the security. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. However, the Investment Manager does not expect the Fund to qualify as a regulated investment company for the period from the commencement of operations on December 5, 2022 through December 31, 2022 given the short time period since the Fund commenced operations. As such, the Fund expects to be taxed as a corporation for the period from the commencement of operations on December 5, 2022 through December 31, 2022. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period from the commencement of operations on December 5, 2022 through December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(f) Distributions to Shareholders
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make monthly distributions.
Note 3 — Investment Advisory and Other Agreements
The Fund entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays the Investment Manager an investment management fee (the “Management Fee”) that consists of two components: (i) an advisory fee (the “Advisory Fee”), and (ii) an incentive fee (the “Incentive Fee”). The Fund pays the Investment Manager a monthly Advisory Fee equal to 1.25% on an annualized basis of the Fund’s average daily Managed Assets for the period. The Advisory Fee is paid to the Investment Manager out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.
The Advisory Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares of the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Advisory Fee will be accrued daily and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose,

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

“pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Advisory Fee, but will exclude the Incentive Fee. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program.
The portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Investment Manager with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of adjusted capital in any fiscal quarter; and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved.
The calculation of the Incentive Fee for each fiscal quarter is as follows:
No Incentive Fee is payable in any fiscal quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate. 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% in any fiscal quarter (7.06% annualized) is payable to the Investment Manager and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter (7.06 annualized) is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved, (15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Investment Manager).
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class I Shares. (the “Expense Limit”). Additionally, under the Expense Limitation and Reimbursement Agreement, the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume payment of any RIC Non-Qualification Taxes up to a maximum of $1 million in a tax year for the Fund’s first two tax years or periods, subject to extensions for future tax years. For a period not to exceed three years from the date on which a waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of waiver or the expense limit in effect at the time of recoupment, whichever is lower. A Waiver for RIC Non-Qualification Taxes is not subject to recoupment. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on April 30, 2025. After its initial two year term, the Expense Limitation and Reimbursement Agreement is subject to renewal annually for one-year terms thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term without the approval of the Fund’s Board.
UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
Foreside Financial Services, LLC is the distributor of the shares of the Fund. The Fund’s Chief Compliance Officer is also an employee of Foreside Financial Services, LLC.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

Note 4 — Federal Income Taxes
At December 31, 2022, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$15,097,140
Gross unrealized appreciation	$100,064
Gross unrealized depreciation	(1,414,897)
Net unrealized appreciation on investments	$(1,314,833)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$43,622	$(43,622)
As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation on investments	(1,314,833)
Total accumulated earnings	$(1,314,833)
The tax character of distributions paid during the year ended December 31, 2022 were as follows:
Distribution paid from:	2022
Ordinary income	$—
Net long-term capital gains	—
Return of Capital	$102,401
Total distributions paid	$102,401
Note 5 — Investment Transactions
For the period from the commencement of operations on December 5, 2022 through December 31, 2022, purchases and sales of investments, excluding short-term investments, were $0 and $0, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

Note 7 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value is more subjective. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s assets carried at fair value:
Monachil Credit Income Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Fixed Income Securities	$—	$—	$11,396,242	$11,396,242
U.S. Government	—	2,386,065	—	2,386,065
Total Investments	—	2,386,065	11,396,242	13,782,307
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	—	75,347	—	75,347
Total Other Financial Instruments	$—	$75,347	$—	$75,347

* Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
Fixed Income Securities
Balance as of December 2, 2022	$11,319,268
Transfers into Level 3	—
Transfers out of Level 3	—
Total realized gain/(loss)	38,006
Total unrealized appreciation/(depreciation)	100,107
Included in other comprehensive income	—
Net purchases	1,154,132
Net sales	(69,500)
Return of Capital	(1,145,771)
Balance as of December 31, 2022	$11,396,242
Valuation techniques and unobservable inputs of Level 3 assets measured at fair value as of December 31, 2022 are as follows:
	Fair Value as of December 31, 2022	Valuation Techniques	Unobservable Input	Inputs
Assets
Luxembourg – Notes	$9,126,525	Market Approach	Estimated liquidation value	N/A
Receivable Claims Portfolio	$2,269,717	Cost plus FX	Estimated liquidation value	N/A
An increase to the input would result in an increase to the valuation of the Level 3 securities. A decrease to the input would result in a decrease to the valuation of the Level 3 securities.
Note 8 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward contracts during the period ended December 31, 2022.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Fund as of December 31, 2022 by risk category are as follows:
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	75,347
Total		$—		$75,347

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

The effects of the Fund’s derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(75,347)	$(75,347)
Total	$(75,347)	$(75,347)
The quarterly average volumes of derivative instruments in the Fund as of December 31, 2022 are as follows:
Derivatives not designated as hedging instruments		Notional Value
Foreign exchange contracts	Short forward foreign currency exchange contracts	$(11,664,648)
Note 9 — Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.
A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:
Description/Financial Instrument/ Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Amounts Not Offset in Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	Alpha FX	$75,347	$—	$—	$75,347

* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2022

** Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. When this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 10 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Monachil Credit Income Fund
Fund Information (Unaudited)
December 31, 2022

Proxy Voting Guidelines
The Fund exercises the voting rights associated with the securities held by the Fund under the proxy voting policy of the Fund. A description of those policies and procedures of the Fund and a record of the Fund’s proxy votes for the period ended June 30, 2023 will be available without charge, upon request, by calling (855) 552-5520. It will also be available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.
Quarterly Filing of Portfolio Holdings
The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.
Tax Information
For the year ended December 31, 2022, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.
For the year ended December 31, 2022, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Approval of the Investment Management Agreement
At the Fund’s Organizational Board Meeting held on June 8, 2022, the Board of Trustees (the “Board”), including the disinterested Trustees (the “Independent Trustees”), considered the approval of an investment advisory agreement (the “Management Agreement”) between the Fund and Monachil Capital Partners LP (“Monachil” or the “Adviser”) and the Fund.
Based on their evaluation of the information provided by the Adviser, the Board, by a unanimous vote (including by a separate vote of the Independent Trustees), approved the Management Agreement.
In advance of the Meeting, the Board requested and received materials to assist them in considering the Management Agreement. The materials provided contained information with respect to the factors enumerated below, including the Management Agreement, a memorandum prepared by Fund counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Management Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Monachil (including a due diligence questionnaire completed by Monachil, select financial information of Monachil, bibliographic information regarding the Monachil’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Board, including the Independent Trustees, were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and the Independent Trustees met with such counsel separately from fund management.
The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Management Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have

Monachil Credit Income Fund
Fund Information (Unaudited) — Continued
December 31, 2022

afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreement. In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent And Quality Of Services.   The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Monachil to the Fund under the Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Monachil, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Monachil who would provide the investment advisory and/or administrative services to the Fund. The Board determined that Monachil’s key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Monachil’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board then reviewed the capitalization of Monachil based on information provided by and representations made by representatives of Monachil and concluded that Monachil was sufficiently well-capitalized, or its principal had the ability to make additional contributions in order for it to meet its obligations to the Fund. The Board concluded that the overall quality of the advisory and administrative services to be provided by Monachil was satisfactory.
Performance.   The Trustees considered Monachil’s performance for accounts managed in a style similar to that of the Fund, including the Monachil Private Credit Fund, a private fund managed by the Monachil. The Trustees noted the experience of the proposed portfolio managers. It was the consensus of the Trustees that it was reasonable to conclude that Monachil has the ability to manage the Fund successfully from a performance standpoint.
Fees and Expenses.   The Board reviewed comparative information prepared by Broadridge, including, among other data, the Fund’s proposed contractual and net management fees and estimated total expenses as compared to similarly situated closed-end interval funds deemed to be comparable to the Fund (the “Peer Group”). The Board considered the Fund’s ranking within the Peer Group. The Board noted that Monachil would charge a 1.25% annual advisory fee based on the average net assets of the Fund, which is median for the Peer Group. The Board considered that the Management Agreement provides that Monachil may earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Monachil than the fee rate stated in the Management Agreement. The Board also considered Monachil’s commitment to enter an Operating Expenses Limitation Agreement with the Fund whereby Monachil will agree to reimburse the Fund’s operating expenses to ensure that total annual expenses (excluding the management fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets for each of Class I shares and Class A shares. The Trustees concluded that the proposed advisory fee to be charged by Monachil was not unreasonable in light of Monachil’s expertise and the quality of the services the Fund expects to receive from Monachil.
Profitability.   The Trustees also considered the level of profits that could be expected to accrue to Monachil with respect to the Fund. The Trustees reviewed and considered an estimated profitability report and analysis and selected financial information provided by Monachil. With respect to Monachil, the Trustees concluded that based on the services provided and the projected growth of the Fund, the anticipated profits from Monachil’s relationship with the Fund were not excessive.

Monachil Credit Income Fund
Fund Information (Unaudited) — Continued
December 31, 2022

Economies of Scale.   The Trustees considered whether the Fund will realize economies of scale, noting that the proposed management fee for the Fund does not contain breakpoints. The Trustees considered that the Fund had not yet commenced operations and that material economies of scale may not be achieved in the near term, as an increase in assets would mostly likely not decrease the amount of advisory service required to be provided to the Fund, and so economies of scale was not a relevant consideration at this time. The Trustees took into account that economies of scale may be considered in the future.
Conclusion.   Having requested and received such information from Monachil as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Fund and its future shareholders. In considering the Management Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited)
December 31, 2022

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Thomas G. Knipper Year of Birth: 1957	Trustee	Since June 2022	Retired; Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 − March 2021).	1	Trustee, Investment Managers Series Trust II (a registered investment company with 26 portfolios)
Margaret E. Wyrwas Year of Birth: 1958	Trustee	Since June 2022	Retired; Chief Marketing Officer and Managing Director, AQR Capital Management (2012 – 2015)	1	Director, PanAgora Asset Management, Inc. (financial services firm) (2018 – present); Harvard Business School Alumni Board (2017 – 2023)

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited) — Continued
December 31, 2022

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ali Meli^ Year of Birth: 1981	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	1	None
Joseph McNeila Year of Birth: 1963	Treasurer, Chief Financial Officer, and Secretary	Since June 2022	President, Chief Financial Officer and Chief Operating Officer, Monachil Capital Partners (financial services firm) (2021 to present); Managing Director, Goldman Sachs (2018 – 2021); Partner, Copper Street Capital LLP (financial services firm) (2015 to 2018)	N/A	N/A
Erik Dolan Year of Birth: 1974	Chief Compliance Officer	Since June 2022	Director, ACA Foreside; (2022 – Present); Director, Foreside (2021 – 2022); Director, Alaric Compliance Services (2019 – 2021); Director, MSRB (2016 – 2019)	N/A	N/A
Ronak Patel Year of Birth: 1992	Assistant Treasurer	Since June 2022
Controller, Monachil Capital Partners (2022 – Present);
Director of Finance and Operations, Antler VC (2019 – 2022); Fund Accountant, The Beekman Group (2017 – 2019); Fund Accountant, SS&C Technologies (2016 – 2017)
				N/A	N/A

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited) — Continued
December 31, 2022

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Kat Sirontenko Year of Birth: 1981	Assistant Secretary	Since June 2022	Investor Relations Associate, Monachil Capital Partners (2022 – Present); Investor Relations Associate, Eagle Point Credit Management (2017 – 2022); Marketing Specialist (2016 – 2017) and Sales Service Associate (2012 – 2016), Legg Mason Global Asset Management	N/A	N/A

* Trustees and officers serve until their successors have been duly elected
^ “Interested person” of the Trust as that term is defined under the 1940 Act because of his affiliation with Monachil Capital Partners, LP, the Fund’s Adviser

Monachil Credit Income Fund
Privacy Policy
(Unaudited)

FACTS	WHAT DOES MONACHIL CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
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Social Security number

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Assets

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Retirement Assets

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Transaction History

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Checking Account Information

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Purchase History

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Account Balances

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Account Transactions

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Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the information Monachil Credit Income Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Monachil Credit Income Fund Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.
Questions?	Call (855) 552-5520

Monachil Credit Income Fund
Privacy Policy — Continued
(Unaudited)

Who we are
Who is providing this notice?	Monachil Credit Income Fund
What we do
How does Monachil Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Monachil Credit Income Fund collect my personal information?
We collect your personal information, for example, when you:
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open an account

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provide account information

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give us your contact information

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make deposits or withdrawals from your account

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make a wire transfer

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tell us where to send money

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tells us who receives the money

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show your government-issued ID

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show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•
sharing for affiliates’ everyday business purposes-information about your creditworthiness

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affiliates from using your information to market to you

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sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Monachil Credit Income Fund does not jointly market.

ITEM 1.(b) Not applicable.

ITEM 2. CODE OF ETHICS.

a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees has designated Thomas G. Knipper as an audit committee financial expert. Mr. Knipper is considered an Independent Trustee of the Fund.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $8,500 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 for 2022.

All Other Fees

(d) The aggregate fees billed in the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,0001 for 2022.

1 Fees for the Seed Audit dated October 5, 2022

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item (a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

I.   STATEMENT OF POLICY

Proxy voting is an important right of shareholders, and the Adviser must undertake reasonable care and diligence to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote its Clients’ proxies, it will vote those proxies according to its Clients’ best interests to maximize shareholder value and in accordance with these policies and procedures. For purposes of this policy, “proxies” are deemed to include the exercise of voluntary corporate actions, class actions and other rights.

II.   PROXY VOTING PROCEDURES

The CCO, a Delegate or a third party retained by the Adviser to assist in coordinating and voting proxies will:

A.	determine which accounts managed by the Adviser hold the security to which the proxy relates;

B.	determine whether any material conflict of interest exists that would inhibit the Adviser’s ability to vote the proxies objectively and in the best interest of the Client(s); and

C.	complete the proxy form and mail or electronically submit it in a timely and appropriate manner.

To determine whether a material conflict of interest exists, the Adviser should attempt to consider all factors related to a proxy vote that could affect the value of the investment. If a material conflict of interest exists, the Adviser will give the Client(s) the opportunity to vote the proxies themselves.

III.   VOTING GUIDELINES

Absent specific voting guidelines from Clients, the Adviser will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer.

For other proposals, the Adviser should determine whether a proposal is in its Clients’ best interests and may consider the following factors, among others:

A.	whether the proposal was recommended by management and the Adviser's opinion of management;

B.	whether the proposal acts to entrench existing management; and

C.	whether the proposal fairly compensates management for past and future performance.

The Adviser may refrain from voting a proxy (a) if the Adviser determines it is not in the best interest(s) of its Client(s), (b) if the security is not held as of the record date or (c) if the Adviser determines there is insufficient benefit to voting the proxy.

IV.   RECORDKEEPING

The CCO, a delegate, or a third party retained by the Adviser will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place, and Clients may obtain such files from the Adviser by submitting a written request. The party responsible for maintaining such files will keep a record of each proxy statement received, how the Adviser voted each proxy, and any document the Adviser created that was material to its voting decision or that memorializes such decision.

V.   CLASS ACTION LAWSUITS

From time to time, securities held in the accounts of Clients will be the subject of class action lawsuits. The Adviser has no obligation to determine if securities held by the Client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a Client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Adviser has no obligation or responsibility to initiate litigation to recover damages on behalf of Clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by Clients.

Where the Adviser receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a Client account, it will forward all notices, proof of claim forms, and other materials, to the Client. Electronic mail is acceptable where appropriate if the Client has authorized contact in this manner.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Monachil Capital Partners LP (the “Investment Manager”) who are primarily responsible for the day-to-day portfolio management of Monachil Credit Income Fund as of December 31, 2022:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Ali Meli	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	Lead Portfolio Manager
Christopher Pryor	Portfolio Manager	Since June 2021	Head of Corporate Investments at Fifteen Group from April 2017 to January 2019. Investment banker at Marlin & Associates from November 2015 to January 2017	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. Information is shown as of December 31, 2022:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Ali Meli	Zero Accounts	2 Accounts $33.5M	Zero Accounts	Zero Accounts	Zero Accounts	Zero Accounts
Christopher Pryor	Zero Accounts	2 Accounts $33.5M	Zero Accounts	Zero Accounts	Zero Accounts	Zero Accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

Mr. Meli has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Pryor’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
Ali Meli	Over $1,000,000
Christopher Pryor	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)

Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Monachil Credit Income Fund

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 10, 2023

By (Signature and Title)*	/s/ Joseph McNeila
Joseph McNeila, Treasurer
(Principal Financial Officer)

Date	March 10, 2023

* Print the name and title of each signing officer under his or her signature.